Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
February 28, 2001



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.5071%



        Excess Protection Level
          3 Month Average   4.99%
          February, 2001   7.56%
          January, 2001   6.98%
          December, 2000   0.43%


        Cash Yield                                  19.48%


        Investor Charge Offs                         4.62%


        Base Rate                                    7.30%


        Over 30 Day Delinquency                      5.13%


        Seller's Interest                            8.26%


        Total Payment Rate                          13.44%


        Total Principal Balance                     $57,174,868,500.05


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $4,724,177,938.56